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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                                November 9, 2001



                              GENSYM CORPORATION
    ----------------------------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


           DELAWARE                    0-27696                    04-2932756
------------------------------    ------------------         -------------------
(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)               File Numbers)           Identification No.)

52 SECOND AVENUE, BURLINGTON, MASSACHUSETTS                           01803
---------------------------------------------                    --------------
(Address of Principal Executive Offices)                           (Zip Code)

                                (781) 265-7100
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             (Registrant's telephone number, including area code)

                                NOT APPLICABLE
    ----------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OF DISPOSITION OF ASSETS.

Sale of NetCure Product Line

   On November 9, 2001, Gensym Corporation (the "Company") completed the sale of its NetCure(TM) product line to Rocket Software, Inc. ("Rocket Software"). The sale of the NetCure product line was effectuated pursuant to an Asset Purchase Agreement (the "Asset Purchase Agreement"), dated November 9, 2001, by and between the Company and Rocket Software. The purchase price paid by Rocket Software was approximately $2.5 million in cash plus the assumption of certain liabilities relating to the NetCure product line. The purchase price and the other terms and conditions of the Asset Purchase Agreement were determined by arms-length negotiation between the Company and Rocket Software. The Asset Purchase Agreement is filed as Exhibit 10.1 hereto and incorporated herein by reference.

   According to a Schedule 13D filed with the Securities and Exchange Commission on July 27, 2001, as amended, Rocket Software owns of an aggregate of 200,000 shares of common stock of the Company. Additionally, Andrew Youniss, director, president, chief executive officer and 40% stockholder of Rocket Software, owns an additional 1,500 shares of common stock of the Company. Furthermore, Johan Magnusson, director, chief operating officer and 40% stockholder of Rocket Software, owns an additional 335,600 shares of common stock of the Company.

   A copy of the press release issued by the Company on November 9, 2001 relating to the sale of the NetCure product line is filed as Exhibit 99.1 hereto and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

     Exhibit No.    Description
     -----------    -----------

        10.1 Asset Purchase Agreement, dated November 9, 2001, between Gensym Corporation and Rocket Software, Inc.

        99.1 Press release issued by Gensym Corporation on November 9, 2001, announcing the completion of the sale of the Company's NetCure product line.
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                                   SIGNATURE


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  November 21, 2001        GENSYM CORPORATION



                                By:  /s/ Jeffrey A. Weber
                                     ----------------------
                                Name:   Jeffrey A. Weber
                                Title:  Chief Financial Officer
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                                 EXHIBIT INDEX


       Exhibit No.    Description
       -----------    -----------

          10.1 Asset Purchase Agreement, dated November 9, 2001, between Gensym Corporation and Rocket Software, Inc.

          99.1 Press release issued by Gensym Corporation on November 9, 2001, announcing the completion of the sale of the Company's NetCure product line.